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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                               Form 8-K
                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



                           December 29, 1999
             ------------------------------------------------
             Date of Report (Date of earliest event reported)



                STARTEC GLOBAL COMMUNICATIONS CORPORATION
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)



Delaware                          000-23087                          52-2099559
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(State or other                  (Commission                      (IRS Employer
jurisdiction of                   File No.)                      Identification
Incorporation)                                                             No.)



                             10411 Motor City Drive
                            Bethesda, Maryland 20817
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                (Address of principal executive offices) (Zip Code)

                 Registrant's telephone number, including area code:

                                  301-365-8959
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                                 Not applicable
             ------------------------------------------------------------

             (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.


     The Company previously issued the accompanying press release regarding the completed private sale of 1,875,000 shares of its Common Stock.

ITEM 7.  Financial Statements and Exhibits.

     99.1 Press Release dated December 29, 1999.







                                      (2)

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                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                                     By:  /s/ PRABHAV V. MANIYAR
                                             -----------------------------------
                                                              Prabhav V. Maniyar
                                                 Senior Vice President and Chief
                                                               Financial Officer



Dated:   December 29, 1999


                                      (3)

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

Exhibit No.         Description
-----------         -----------------------------------------------------------
   99.1             Press Release dated December 29, 1999


                                      (4)